UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08006

DWS Investments Trust

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Short-Term Municipal Bond Fund

(formerly Scudder Short-Term Municipal Bond Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, Class B, Class C and Institutional Class shares and for the 3-year, 5-year and 10-year periods for Investment Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 and Investment Class shares on December 3, 1997 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Short-Term Municipal Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.45%	2.63%	2.13%	3.10%	4.00%
Class B	1.04%	1.95%	1.40%	2.34%	3.23%
Class C	1.04%	1.85%	1.36%	2.31%	3.21%
Investment Class	1.43%	2.79%	2.33%	3.21%	4.12%
Institutional Class	1.57%	2.98%	2.43%	3.38%	4.27%
Lehman Brothers 1-Year G.O. Bond Index+	.99%	2.02%	1.52%	2.48%	3.56%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 4/30/06	$ 10.28	$ 10.28	$ 10.27	$ 10.27	$ 10.28
10/31/05	$ 10.28	$ 10.28	$ 10.27	$ 10.28	$ 10.28
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .15	$ .11	$ .11	$ .16	$ .16
April Income Dividend	$ .0253	$ .0190	$ .0190	$ .0263	$ .0274
SEC 30-day Yield as of 4/30/06++	3.29%	2.61%	2.61%	3.46%	3.61%
Current Annualized Distribution Rate as of 4/30/06++	2.99%	2.25%	2.25%	3.12%	3.24%
Tax Equivalent Distribution Rate as of 4/30/06++	4.60%	3.46%	3.46%	4.80%	4.98%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.21%, 2.54%, 2.53% and 3.53% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate would have been 2.91%, 2.18%, 2.17% and 3.16% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	64	16
3-Year	3	of	53	6
5-Year	2	of	40	5
10-Year	2	of	25	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class A [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,058	$10,439	$11,418	$14,508
	Average annual total return	.58%	1.44%	2.69%	3.79%
Class B	Growth of $10,000	$9,895	$10,229	$11,124	$13,736
	Average annual total return	-1.05%	.76%	2.15%	3.23%
Class C	Growth of $10,000	$10,185	$10,415	$11,212	$13,721
	Average annual total return	1.85%	1.36%	2.31%	3.21%
Investment Class	Growth of $10,000	$10,279	$10,714	$11,711	$14,972
	Average annual total return	2.79%	2.33%	3.21%	4.12%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,202	$10,463	$11,301	$14,183
	Average annual total return	2.02%	1.52%	2.48%	3.56%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,029,800	$1,074,800	$1,180,500	$1,518,900
	Average annual total return	2.98%	2.43%	3.38%	4.27%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,020,200	$1,046,300	$1,130,100	$1,418,300
	Average annual total return	2.02%	1.52%	2.48%	3.56%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Short-Term Municipal Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	1.50%	2.76%	2.26%	3.20%	4.10%
Lehman Brothers 1-Year G.O. Bond Index+	.99%	2.02%	1.52%	2.48%	3.56%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/06	$ 10.27
10/31/05	$ 10.27
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .15
April Income Dividend	$ .0261
SEC 30-day Yield as of 4/30/06++	3.45%
Current Annualized Distribution Rate as of 4/30/06++	3.09%
Tax Equivalent Distribution Rate as of 4/30/06++	4.75%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.28% for Class S shares, had certain expenses not been reduced. The current annualized distribution rate would have been 2.92% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	64	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,276	$10,693	$11,707	$14,943
	Average annual total return	2.76%	2.26%	3.20%	4.10%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,202	$10,463	$11,301	$14,183
	Average annual total return	2.02%	1.52%	2.48%	3.56%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B, Class C, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,014.50	$ 1,010.40	$ 1,010.40	$ 1,014.30	$ 1,015.00	$ 1,015.70
Expenses Paid per $1,000*	$ 4.05	$ 7.78	$ 7.78	$ 3.40	$ 3.60	$ 2.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,020.78	$ 1,017.06	$ 1,017.06	$ 1,021.42	$ 1,021.22	$ 1,022.02
Expenses Paid per $1,000*	$ 4.06	$ 7.80	$ 7.80	$ 3.41	$ 3.61	$ 2.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.81%	1.56%	1.56%	.68%	.72%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for DWS Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the fund. In the following interview, the municipal bond management team discusses the fund's strategy and the market environment during the semiannual period ended April 30, 2006.

Q: Will you describe the performance of the municipal bond market during the semiannual period ended April 30, 2006?

A: Returns for the municipal bond market, as well as for the overall bond market, were modest but positive over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 1.56% for the six-month period ended April 30, 2006.1 Within the municipal market, shorter-term issues underperformed, as reflected in the 0.99% return for the Lehman Brothers 1-Year General Obligation Bond Index.2 Municipals outperformed the broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, which returned 0.56% for the same period.3

1 The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The US Federal Reserve Board (the Fed) continued to gradually increase short-term interest rates as it moves to a neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised four times by 0.25%, to its current level of 4.75%. While yields and prices on longer-term municipal bonds were relatively stable, yields on shorter-term issues, which are more directly affected by Fed rate changes, rose significantly. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off. This trend has prevailed so far in 2006 as supply nationally is down significantly compared with the same period in 2005. On the demand side, interest from institutional investors such as insurance companies has remained strong, and mutual funds also have provided support.

The municipal bond yield curve continued to flatten during the period.4 The two-year bond yield increased from 3.10% to 3.60% while the 30-year yield actually fell by six basis points to 4.53% from 4.59%, resulting in a total flattening of 0.56 percentage points. (See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal Bond Yield Curve (as of 10/31/05 and 4/30/06)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Q: How did DWS Short-Term Municipal Bond Fund perform for the semiannual period ended April 30, 2006?

A: Scudder Short-Term Municipal Bond Fund posted strong relative results for the period, outperforming its benchmark and average Lipper peer. The fund's Class A shares returned 1.45%, compared with a return of 0.99% for its benchmark, the unmanaged Lehman Brothers 1-Year General Obligation Bond Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund also outpaced its average peer in the Lipper Short Municipal Debt Funds category, which gained 1.16%.5

5 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the one-, three- five- and 10-year periods this category's average was 2.08% (64 funds) , 1.45% (53 funds), 2.41% (40 funds) and 3.31% (25 funds), respectively, as of April 30, 2006. It is not possible to invest directly into a Lipper Category.

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: The fund's quality profile continues to be conservative in an environment of narrow credit spreads. We have maintained a cautious posture with respect to credit quality, while employing intensive research in order to identify specific opportunities to pick up yield. Performance has benefited from holdings of higher-yielding single-family housing bonds with relatively long final maturities but much shorter average lives, which make them suitable for the fund. We have also maintained our exposure to specific short-term notes that we believe carry an attractive yield given their short duration and low level of credit risk.

While we focus strongly on the fund's positioning along the yield curve, we seek to maintain a neutral stance with respect to the fund's overall duration and interest rate sensitivity versus its benchmark.6 Due to the recent flattening of the yield curve, we continue to minimize exposure to securities with maturities in the 10-year range. We did, however, find what we believed to be an attractive yield pick up in the eight-year segment of the curve. In order to keep the fund's overall duration in line with its short-term benchmark, we implemented a barbelled position which balanced these relatively long-maturity issues with a weighting in very short-term, stable instruments.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest-rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest-rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

The fund's returns for the period benefited from the utilization of instruments known as interest-rate swaps, which we used to allow us to benefit from the outperformance of the municipal market vs. taxable bonds. We unwound some of these positions during the period. While the fund provided strong relative performance for the period, absolute returns were constrained by rising interest rates, which put pressure on prices, especially among shorter-term issues.

We will continue to evaluate the municipal yield curve on a daily basis in seeking to identify the most promising total-return opportunities for the fund. Overall, we believe that tax-free bonds are fairly valued on an after-tax basis vs. US Treasuries and other taxable bonds with similar maturities. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	4/30/06	10/31/05

Revenue Bonds	59%	55%
General Obligation Bonds	15%	13%
ETM/Prerefunded	13%	20%
Lease Obligations	13%	12%
	100%	100%
Quality	4/30/06	10/31/05

AAA*	58%	64%
AA	16%	12%
A	11%	12%
BBB	3%	2%
Not Rated	12%	10%
	100%	100%

* Includes cash equivalents

Effective Maturity	4/30/06	10/31/05

0 - 4.99 years	92%	88%
5 - 9.99 years	8%	11%
10 - 15 years	—	1%
	100%	100%
Top Five State Allocations	4/30/06	10/31/05

Texas	10%	12%
Georgia	7%	5%
Illinois	6%	6%
New York	6%	8%
Pennsylvania	6%	8%

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.5%
Alabama 0.4%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,926,731
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	630,931	631,701
		2,558,432
Alaska 1.3%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,930,000	6,127,113
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	1,410,000	1,432,109
		7,559,222
American Samoa 0.1%
Territory of American Samoa, General Obligation, 6.0%, 9/1/2007 (a)	780,000	800,678
Arizona 4.4%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	505,000	523,488
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	165,000	167,732
Phoenix, AZ, Multi-Family Housing Revenue, Industrial Development Authority, AMT, 5.625%, 7/1/2013 (a)	125,000	127,273
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	2,215,000	2,262,512
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,538,655
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	630,000	609,147
Tucson, AZ, Multi-Family Housing Revenue, Industrial Development Authority, Series A, 3.83%*, 1/15/2032	17,835,000	17,835,000
		25,063,807
Arkansas 1.8%
Arkansas, Development Finance Authority, Single Family Mortgage Revenue, Series A, 8.0%, 8/15/2011	60,000	61,479
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	705,000	684,957
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	75,000	52,140
Malvern, AR, Sales & Special Tax Revenue:
3.375%, 9/1/2013 (a)	10,000	9,975
3.625%, 9/1/2012 (a)	250,000	246,978
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	9,165,000	9,136,405
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	18,398	19,206
		10,211,140
California 5.2%
Abag, CA, Finance Authority for Nonprofit Corp., American Baptist Homes, Series A, 5.5%, 10/1/2007	100,000	101,990
California, Higher Education Revenue, Public Works Board High Technology, Series A, 7.75%, 8/1/2006	20,000	20,169
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 6.75%, 3/1/2029	10,000	10,051
California, State General Obligation:
4.25%, 11/1/2006	250,000	250,762
4.55%, 12/1/2006	200,000	200,744
5.0%, 6/1/2006	1,500,000	1,501,815
5.25%, 3/1/2007	575,000	582,423
6.0%, 10/1/2006	100,000	100,979
6.25%, 6/1/2006	415,000	415,959
6.3%, 9/1/2006	100,000	100,883
6.3%, 10/1/2006	620,000	626,820
6.5%, 9/1/2006	200,000	201,900
6.5%, 2/1/2007	500,000	510,385
6.75%, 6/1/2006	2,000,000	2,005,520
6.75%, 4/1/2007	500,000	513,745
7.0%, 10/1/2006	1,325,000	1,343,391
California, State Revenue Lease, Public Works Board, Department of Corrections, Series A, 5.25%, 1/1/2007 (a)	3,000,000	3,034,680
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,167
California Statewide, Communities Development Authority Revenue, Kaiser Permanente, Series G, 2.3%*, 4/1/2034	4,000,000	3,923,760
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	1,045,000	1,067,405
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	290,000	288,103
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013, The Provident Bank (b)	640,000	631,648
Contra Costa County, CA, Multi-Family Housing Revenue, Pleasant Hill Bart Transit, Series A, AMT, 3.95%, 4/15/2046	5,000,000	4,999,500
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	35,000	35,158
Los Angeles, CA, Public Facilities Corp., ETM, 5.4%, 8/1/2007	55,000	55,572
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	235,000	234,965
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	1,020,000	1,031,526
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	1,280,000	1,315,290
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,605,927
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,750,000	1,787,082
		29,668,319
Colorado 3.8%
Adams County, CO, Multi-Family Housing Revenue, Series A, 3.82%*, 1/15/2014	6,250,000	6,250,000
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank (b)	245,000	248,232
144A, 5.8%, 12/1/2017, US Bank (b)	355,000	359,356
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,128
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	15,000	15,417
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, US Bank NA (b)	1,750,000	1,796,567
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	795,000	796,200
Colorado, Housing & Finance Authority, Single Family Housing Revenue, Series B, 4.875%, 4/1/2007	10,000	10,021
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	100,000	100,556
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	2,095,000	2,113,226
Series A-2, AMT, 7.25%, 5/1/2027	175,000	179,519
Colorado, Sports, Expo & Entertainment Revenue:
Series A, 5.625%, 12/15/2016 (a)	500,000	528,815
Series B, 5.625%, 12/15/2016 (a)	1,250,000	1,322,037
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,604,355
Denver, CO, City and County, Single Family Mortgage Revenue, AMT, Zero Coupon, 8/1/2029	6,310,000	1,600,910
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	600,000	594,708
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	1,105,000	1,162,836
		22,047,883
Connecticut 2.8%
Connecticut, State General Obligation, Series A, 6.25%, 5/15/2006	1,240,000	1,241,500
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series A, Prerefunded, 144A, 6.4%, 9/1/2011	9,085,000	9,493,734
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,169,434
		15,904,668
Delaware 0.8%
Delaware, State General Obligation, Series A, 5.25%, 4/1/2007	2,500,000	2,537,250
Delaware, State Health Facilities Authority Revenue, Medical Center of Delaware, Series B, Prerefunded, 6.5%, 10/1/2013 (a)	1,875,000	1,913,719
		4,450,969
District of Columbia 1.7%
District of Columbia, Higher Education Revenue, 5.75%, 10/1/2016 (a)	5,985,000	6,092,790
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	170,000	172,072
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	790,000	813,574
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, 5.25%, 10/1/2014 (a)	2,500,000	2,598,300
		9,676,736
Florida 2.2%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	177,000	178,722
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded, 6.875%, 9/1/2008	110,000	111,057
Dade County, FL, Port Authority Revenue, Series C, Prerefunded, 5.5%, 10/1/2007	40,000	40,230
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	145,365
Florida, Board of Public Education, ETM, 6.2%, 5/1/2006	500,000	500,100
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,259,406
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,710,831
Tampa, FL, Allegany Health System Revenue, St. Mary's, ETM, 5.75%, 12/1/2007 (a)	1,885,000	1,908,544
		12,854,255
Georgia 6.8%
Atlanta & Fulton County, GA, Recreation Authority Revenue, Downtown Arena Public Improvement, Series A, Prerefunded, 5.375%, 12/1/2021 (a)	6,000,000	6,225,060
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Revenue, Shamrock Gardens Apartments Project, AMT, 5.1%, 10/1/2014	320,000	326,771
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	170,000	177,987
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	170,000	172,776
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	257,015
Clayton County, GA, Multi-Family Housing Revenue, 3.83%*, 7/1/2032	5,900,000	5,900,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,835,000	2,816,998
De Kalb County, GA, Housing Authority, Multi-Family Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	251,672
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	2,175,000	2,190,638
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	185,000	186,730
Georgia, Municipal Electric Authority, Power Revenue, Series V, 6.4%, 1/1/2007	1,605,000	1,632,975
Roswell, GA, Housing Authority, Multi-Family Revenue, Housing Chambrel Roswell, 3.83%*, 11/15/2032	19,080,000	19,080,000
		39,218,622
Hawaii 0.2%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,180,000	1,182,584
Idaho 0.8%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
144A, 5.2%, 11/1/2006, First Security Bank (b)	290,000	290,249
144A, 5.3%, 11/1/2007, First Security Bank (b)	305,000	305,259
144A, 5.4%, 11/1/2008, First Security Bank (b)	325,000	325,286
144A, 5.5%, 11/1/2009, First Security Bank (b)	355,000	355,330
144A, 5.6%, 11/1/2010, First Security Bank (b)	80,000	80,077
144A, 5.7%, 11/1/2011, First Security Bank (b)	85,000	85,083
144A, 5.8%, 11/1/2012, First Security Bank (b)	90,000	90,087
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	50,000	50,936
Series E, 5.95%, 7/1/2020	135,000	135,490
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	285,000	286,887
5.15%, 7/1/2023	900,000	916,164
5.4%, 7/1/2021	195,000	200,554
5.95%, 7/1/2019	790,000	814,245
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Sub Series H-2:
5.1%, 7/1/2020	185,000	185,379
5.85%, 1/1/2014	210,000	210,487
		4,331,513
Illinois 6.3%
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	380,000	386,608
Chicago, IL, Transportation/Tolls Revenue, Skyway Toll Bridge, 5.375%, 1/1/2016 (a)	3,320,000	3,422,123
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,076,690
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,370,000	1,453,063
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,041,000	6,335,318
7.75%, 3/1/2028	5,489,000	5,880,805
7.75%, 3/1/2029	4,630,000	5,066,053
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke, Series B, 3.05%, 2/1/2033 (a)	600,000	589,482
Illinois, Development Finance Authority, Midwestern University, Series B, 4.625%, 5/15/2006	540,000	540,173
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,038,510
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	1,270,000	1,277,150
Illinois, Health Facilities Revenue Authority, Ravenswood Hospital Medical Center Project, ETM, 7.25%, 8/1/2006	30,000	30,268
Illinois, Industrial Development Finance Authority, Rayner & Rinn-Scott Project, AMT, 6.35%, 6/1/2015, Harris Trust & Savings Bank (b)	195,000	205,099
Illinois, Tolls Highway Authority, Prerefunded, 6.75%, 1/1/2010	87,000	87,454
Illinois, Unemployment Insurance Funding Building Receipts Revenue, Series A, 5.0%, 12/15/2007 (a)	5,000,000	5,096,550
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%*, 12/1/2014, LaSalle Bank NA (b)	770,000	763,755
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,565,000	1,517,002
Urbana, IL, Residential Mortgage Revenue, ETM, 7.3%, 9/1/2006	1,115,000	1,128,413
		35,894,516
Indiana 1.5%
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,947,902
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	1,000,000	1,000,570
Indianapolis, IN, Local Public Improvement, ETM, 7.9%, 2/1/2007	165,000	165,563
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (a)	760,000	756,542
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, AMT, 5.15%, 6/1/2024	2,965,000	3,022,195
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	356,902
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	180,000	183,749
		8,433,423
Kansas 2.0%
Kansas, State Development Finance Authority, Multi-Family Revenue, Four Seasons Apartments Project, AMT:
5.3%, 10/1/2007, Mercantile Bank (b)	50,000	50,002
5.6%, 10/1/2019, Mercantile Bank (b)	780,000	783,642
Kansas City, KS, Multi-Family, Rainbow Heights Apartments, 4.95%, 12/1/2007	970,000	970,650
Lenexa, KS, Multi-Family Housing Revenue, Series A, 3.83%*, 2/1/2023	7,880,000	7,880,000
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	1,270,000	1,257,986
Wellington, KS, Water & Sewer Revenue, Electric Waterworks and Sewer, Utility System, 7.05%, 5/1/2006 (a)	280,000	280,076
		11,222,356
Kentucky 1.8%
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	4,000,000	4,001,200
Kentucky, Association of Counties Advance Revenue Program, Certificates of Participation, Tax & Revenue Anticipation Notes, 4.0%, 6/30/2006	3,000,000	3,001,299
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	3,220,000	3,321,494
Kentucky, Multi-Family Housing Revenue, Section Eight Assisted Programs, 5.4%, 1/1/2009 (a)	10,000	10,009
Kentucky, Turnpike Authority, Prerefunded, 5.5%, 7/1/2007	80,000	80,214
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	45,000	45,595
		10,459,811
Louisiana 0.1%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	180,000	190,833
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	625,000	644,456
		835,289
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,005,070
Maryland 0.6%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,500,000	2,637,950
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	410,000	400,710
Series A, AMT, 5.6%, 12/1/2034	120,000	120,551
Series A, AMT, 7.0%, 8/1/2033	330,000	336,593
Series A, AMT, 7.4%, 8/1/2032	185,000	186,567
		3,682,371
Massachusetts 0.8%
Lynn, MA, Water & Sewer Commission Generated Revenue, Series A, Prerefunded, 5.125%, 12/1/2017 (a)	3,000,000	3,095,340
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.25%, 7/1/2014 (a)	1,385,000	1,414,293
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	65,000	65,518
		4,575,151
Michigan 2.9%
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	199,881
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (a)	1,000,000	981,730
Michigan, State General Obligation, Series A, 4.5%, 9/29/2006	10,000,000	10,030,900
Michigan, State Housing Development Authority, Multi-Family Revenue, Courtyards of Taylor, Series A, 3.83%*, 8/15/2032	4,155,000	4,155,000
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	1,200,000	1,200,960
		16,568,471
Minnesota 2.6%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	880,000	844,721
Minnesota, Higher Education Facilities Authority Revenue, Carleton College, 5.625%, 3/1/2007	125,000	125,754
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,545,000	1,560,527
Minnesota, State General Obligation:
5.0%, 8/1/2007	10,000,000	10,167,100
5.0%, 11/1/2007	2,045,000	2,085,982
		14,784,084
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	1,105,000	1,103,884
Mississippi, Business Finance Corp., Wesley Manor Retirement Community, 6.4%, 11/20/2007 (c)	10,000	10,053
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	835,000	860,142
		1,974,079
Missouri 5.2%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	365,000	365,766
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	895,000	892,306
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	1,065,000	1,133,128
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	107,668
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, 3.83%*, 11/1/2030	15,900,000	15,900,000
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	699,741
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series B, 4.6%, 3/1/2007 (a)	35,000	34,743
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	140,000	144,221
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	210,000	211,804
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,130
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage:
Series C, AMT, 7.25%, 9/1/2026	190,000	191,929
Series A-2, AMT, 7.3%, 3/1/2028	250,000	252,655
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, 5.0%, 2/1/2014	5,000,000	5,269,600
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,875,000	3,050,375
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,505,352
		29,774,418
Montana 0.3%
Great Falls, MT, Multi-Family Housing Revenue, Autumn Run Apartments Projects, AMT, 4.9%, 1/1/2038, US Bank NA (b)	1,975,000	2,006,778
Nebraska 0.8%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	625,000	633,531
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,635,454
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.5%, 12/1/2006, US Bank NA (b)	175,000	175,060
4.6%, 12/1/2007, US Bank NA (b)	185,000	185,068
4.7%, 12/1/2008, US Bank NA (b)	190,000	190,084
5.0%, 12/1/2010, US Bank NA (b)	45,000	45,029
5.0%, 12/1/2011, US Bank NA (b)	180,000	180,094
5.1%, 12/1/2012, US Bank NA (b)	135,000	135,059
5.2%, 12/1/2013, US Bank NA (b)	195,000	195,088
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,285,000	1,297,670
		4,672,137
Nevada 1.6%
Clark County, NV, Industrial Development Revenue, Nevada Power Company, 7.2%, 10/1/2022 (a)	6,630,000	6,835,530
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	330,000	331,383
Series B-1, 5.25%, 10/1/2017	485,000	485,354
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	65,000	65,468
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	265,000	265,204
Washoe, NV, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, 6.875%, 7/1/2021 (a)	40,000	40,064
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,066,278
		9,089,281
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%*, 1/1/2018, Landesbank Hessen-Thuringen (b)	35,000	35,087
New Jersey 1.8%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.75%, 11/1/2006	110,000	110,588
4.8%, 11/1/2007	115,000	116,734
5.0%, 11/1/2008	125,000	128,307
5.0%, 11/1/2010	215,000	220,412
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	240,000	240,262
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	1,134,768	1,123,693
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.0%, 6/15/2008	2,150,000	2,187,453
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series F, 5.0%, 6/15/2007	1,765,000	1,789,763
Series F, 5.0%, 6/15/2009	2,000,000	2,072,940
Series I, 5.0%, 9/1/2009	1,500,000	1,557,735
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	665,000	673,040
		10,220,927
New Mexico 0.2%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 144A, 6.5%, 1/1/2018	345,100	347,253
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	635,000	642,525
		989,778
New York 5.9%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	241,046
New York, Metropolitan Transportation Authority Revenue, 3.5%, 6/27/2006	5,000,000	5,000,000
New York, Port Authority Revenue, Series 6, AMT, 6.0%, 12/1/2006 (a)	740,000	749,701
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,011,250
New York, Tobacco Settlement Financing Corp.:
Series A-1, 5.0%, 6/1/2010	10,000	10,010
Series C-1, 5.25%, 6/1/2013	14,595,000	14,982,060
New York, NY, General Obligation:
Series E, 5.0%, 11/1/2009	5,000,000	5,194,000
Series G, 5.0%, 12/1/2015	3,060,000	3,218,447
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	626,471
New York, NY, Hospital & Healthcare Revenue, Dormitory Authority, 5.25%, 7/1/2012 (a)	3,000,000	3,115,560
		34,148,545
North Carolina 0.7%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,660,000	3,858,884
North Dakota 0.0%
Minot, ND, Health Care Facilities, ETM, 6.5%, 9/1/2007	70,000	71,357
Ohio 0.7%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	220,000	224,607
Cuyahoga County, OH, Industrial Development Revenue, Chippewa, 6.6%, 8/1/2015	240,000	245,052
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	270,000	281,059
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	915,000	928,661
Lima, OH, Hospital & Healthcare Revenue, ETM, 7.5%, 11/1/2006	85,000	86,473
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	46,533
Ohio, Higher Education Revenue, Higher Educational Facilities, 2.3%, 11/15/2006	250,000	247,665
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	185,000	185,189
Ohio, Industrial Development Revenue, Economic Development, Series 4, AMT, 6.2%, 6/1/2006	150,000	150,198
Ohio, State Building Authority, Administration Building Fund Projects, Series A, 5.125%, 10/1/2006	1,075,000	1,081,826
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	340,000	353,899
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	25,000	25,343
		3,856,505
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	30,743
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	560,000	579,572
Tulsa, OK, Industrial Revenue Authority, Hillcrest Medical Center, ETM, 6.5%, 4/1/2007	110,000	112,443
		722,758
Oregon 0.4%
Portland, OR, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017, US National Bank of Oregon (b)	1,545,000	1,563,324
6.3%, 5/1/2029, US National Bank of Oregon (b)	1,000,000	1,011,930
		2,575,254
Pennsylvania 5.4%
Allegheny County, PA, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	95,000	96,170
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	80,000	85,538
Beaver County, PA, Industrial Development & Pollution Control Revenue Authority, 6.0%, 5/1/2007	65,000	65,193
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	15,000	15,781
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,150,000	1,190,399
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	306,705
Delaware County, PA, College Revenue Authority, Eastern College, Series B:
4.75%, 10/1/2006	200,000	200,442
4.85%, 10/1/2007	205,000	206,648
4.95%, 10/1/2008	345,000	350,227
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 4.0%, 4/1/2034	250,000	249,000
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	935,000	924,360
Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.55%, 6/15/2008 (a)	1,070,000	1,093,722
5.65%, 6/15/2009 (a)	1,135,000	1,160,186
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,776,761
Pennsylvania, Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center Inc., 6.15%, 12/1/2020 (a)	1,000,000	1,001,760
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	2,170,000	2,195,584
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, 5.15%, 9/15/2006 (a)	345,000	345,228
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of The Arts:
5.2%, 3/15/2010 (a)	245,000	245,167
5.25%, 3/15/2011 (a)	265,000	265,188
5.3%, 3/15/2012 (a)	265,000	265,193
Pennsylvania, Higher Educational Facilities Authority, Health Sciences Revenue, 5.0%, 11/15/2006 (a)	490,000	493,200
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	80,000	80,233
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 65A, AMT, 4.8%, 10/1/2022	45,000	45,107
Series 90A, AMT, 5.0%, 10/1/2035	2,485,000	2,567,005
Pennsylvania, State General Obligation, Intergovernmental Cooperative Authority, 3.82%*, 6/15/2022 (a)	7,280,000	7,280,000
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (b)	1,415,000	1,416,104
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (c)	1,063,342	1,044,032
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	305,000	301,599
Series C, 4.7%, 7/1/2013	290,000	286,767
Series E, 4.7%, 7/1/2013	345,000	341,153
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	1,205,000	1,162,536
Pittsburgh, PA, General Obligation, Series 2012, 2013 & 2014, Prerefunded, 5.5%, 9/1/2012 (a)	2,000,000	2,047,600
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority Series A:
144A, 5.75%, 12/1/2006, PNC Bank (b)	400,000	400,956
144A, 6.0%, 12/1/2011, PNC Bank (b)	550,000	551,897
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (a)	330,000	330,350
Wilkes-Barre, PA, General Municipal Authority, Misericordia College, Series B, 7.75%, 12/1/2012	35,000	35,106
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	570,000	570,541
		30,993,438
Puerto Rico 0.8%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	969,060
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,605,385
		4,574,445
South Carolina 0.1%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	505,760
South Dakota 0.3%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, ETM, 7.75%, 9/1/2007	75,000	77,262
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	1,130,000	1,168,205
South Dakota, Public Housing Revenue, Housing Development Authority, Series B, 5.25%, 5/1/2017	435,000	446,489
		1,691,956
Tennessee 0.9%
Bristol, TN, Health & Educational Revenue, ETM, 6.9%, 1/1/2007	60,000	61,272
Nashville & Davidson County, TN, General Obligation, Metropolitan Government, Series A, 5.125%, 11/15/2007	4,560,000	4,641,214
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	215,000	208,380
		4,910,866
Texas 9.4%
Austin, TX, General Obligation, 5.0%, 9/1/2010	6,000,000	6,134,100
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019	668,000	668,107
Harris County, TX, Hospital & Healthcare Revenue, 7.4%, 2/15/2010 (a)	1,980,000	2,132,024
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	222,676
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	10,000	10,041
Port Arthur, TX, Housing Finance Corp. Mortgage Revenue, UDAG Project, Series A, 6.4%, 1/1/2028	820,000	835,629
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	920,000	877,735
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	1,050,000	1,031,919
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	140,000	143,716
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	504,525
Texas, State Department Housing & Community Affairs, Volente Project, AMT, 5.0%, 7/1/2008	335,000	337,626
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	40,000,000	40,100,000
Travis County, TX, Housing Finance Corp., Multi-Family Housing Revenue, Broadmoor Apartments Project, AMT, 5.7%, 6/1/2006 (a)	725,000	725,580
		53,723,678
Utah 1.8%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	250,000	257,517
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	50,000	50,094
Series A-2, Class III, AMT, 5.2%, 7/1/2011	75,000	75,119
Series B-2, Class III, AMT, 5.25%, 7/1/2011	80,000	80,097
Series A-2, Class II, AMT, 5.4%, 7/1/2016	110,000	110,231
Series C, Class III, AMT, 6.25%, 7/1/2014	285,000	286,026
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	1,235,000	1,254,241
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	2,450,000	2,432,923
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	2,180,000	2,158,222
Utah, State General Obligation, Series F, Prerefunded, 5.0%, 7/1/2011	3,405,000	3,457,437
		10,161,907
Vermont 0.3%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,950,000	1,999,023
Virginia 3.4%
Franklin, VA, Core City General Obligation, 4.875%, 10/1/2008 (c)	265,000	259,342
Harrisonburg, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, 3.72%*, 8/1/2032	3,800,000	3,800,000
Newport News, VA, School District Revenue Lease, School Board:
2.5%, 11/1/2006	790,000	784,454
3.0%, 11/1/2007	835,000	823,160
3.2%, 11/1/2008	885,000	866,920
3.2%, 11/1/2009	940,000	908,435
3.3%, 11/1/2010	995,000	955,916
3.5%, 11/1/2011	1,055,000	1,017,252
3.65%, 11/1/2012	1,125,000	1,080,158
3.75%, 11/1/2013	1,195,000	1,137,329
4.0%, 11/1/2014	1,270,000	1,220,127
4.1%, 11/1/2015	1,930,000	1,849,731
Pulaski, VA, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	35,000	35,842
Suffolk, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (a)	1,425,000	1,425,684
Virginia, State Public School Authority, School Financing, Series A, 5.25%, 8/1/2006	3,000,000	3,012,390
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,111
		19,452,851
Washington 1.7%
King County, WA, Public Housing Revenue, Series A, 5.05%, 7/1/2013 (a)	3,400,000	3,427,030
Northwest Washington, Electric Energy Revenue, Columbia, Series A, 5.25%, 7/1/2008	5,090,000	5,249,622
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,587
Washington, Public Power Supply, System Nuclear Project No. 2 Revenue, Series A, 5.6%, 7/1/2009 (a)	1,000,000	1,023,140
		9,760,379
West Virginia 2.0%
West Virginia, School Building Authority Revenue, Capital Improvements, 5.6%, 7/1/2015 (a)	10,915,000	11,345,597
Wisconsin 2.3%
Milwaukee, WI, Sewer District, Series A, 5.5%, 10/1/2010	4,615,000	4,727,191
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,840,000	3,932,045
Wisconsin, State Clean Water Revenue, Series 1, Prerefunded, 5.3%, 6/1/2011	2,240,000	2,279,177
Wisconsin, State Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., 5.25%, 8/15/2017 (a)	2,125,000	2,190,450
		13,128,863
Total Municipal Bonds and Notes (Cost $560,897,708)		559,233,921

	Shares	Value ($)

Open Ended Investment Company 4.4%
BlackRock Liquidity Funds MuniCash Portfolio, 3.46%** (Cost $25,189,898)	25,189,898	25,189,898
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $586,087,606)+	101.9	584,423,819
Other Assets and Liabilities, Net	(1.9)	(10,953,269)
Net Assets	100.0	573,470,550

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2006.

** Current yield; not a coupon rate.

+ The cost for federal income tax purposes was $586,104,315. At April 30, 2006, net unrealized depreciation for all securities based on tax cost was $1,680,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,815,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,496,305.

(a) Bond is insured by one of these companies:

Insurance Companies	As a % of Total Investment Portfolio
American Capital Access	1.4
American Municipal Bond Assurance Corp.	8.5
Bond Investors Guaranty Insurance	0.3
College Construction Loan Insurance Association	0.4
Financial Guaranty Insurance Company	2.0
Financial Security Assurance, Inc.	3.8
Municipal Bond Insurance Association	6.7
RADIAN Asset Assurance Incorporated	1.8
XL Capital Assurance	0.1

(b) Security incorporates a letter of credit from a major bank.

(c) Taxable issue

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At April 30, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
8/24/2006 8/24/2012	96,600,000+	Fixed — 3.18%	Floating — BMA	693,994
Counterparties: + Citibank NA BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $586,087,606)	$ 584,423,819
Cash	5,327,464
Receivable for investments sold	1,220,797
Receivable for Fund shares sold	3,823,972
Interest receivable	7,923,772
Net unrealized appreciation on interest rate swaps	693,994
Other assets	89,005
Total assets	603,502,823
Liabilities
Payable for investments purchased	25,278,623
Payable for Fund shares redeemed	3,994,327
Distributions payable	281,692
Accrued investment advisory fee	198,172
Other accrued expenses and payables	279,459
Total liabilities	30,032,273
Net assets, at value	$ 573,470,550
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(255,151)
Net unrealized appreciation (depreciation) on: Investments	(1,663,787)
Interest rate swaps	693,994
Accumulated net realized gain (loss)	(4,893,523)
Paid-in capital	579,589,017
Net assets, at value	$ 573,470,550

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($105,146,681 ÷ 10,230,958 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.28
Maximum offering price per share (100 ÷ 98.00 of $10.28)	$ 10.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,712,919 ÷ 458,662 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.28

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($44,364,883 ÷ 4,318,574 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.27
Investment Class Net Asset Value, offering and redemption price(a) per share ($297,175,308 ÷ 28,932,581 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.27
Class S Net Asset Value, offering and redemption price(a) per share ($1,326,218 ÷ 129,145 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.27
Institutional Class Net Asset Value, offering and redemption price(a) per share ($120,744,541 ÷ 11,748,594 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.28

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 11,360,788
Expenses: Investment advisory fee	1,222,729
Administrator service fee	368,718
Distribution service fee	504,565
Auditing	25,615
Legal	28,195
Trustees' fees and expenses	15,020
Reports to shareholders	24,375
Registration fees	45,525
Custodian fees	12,725
Other	124,257
Total expenses before expense reductions	2,371,724
Expense reductions	(83,759)
Total expenses after expense reductions	2,287,965
Net investment income	9,072,823
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,662,380)
Interest rate swaps	3,415,025
1,752,645
Net unrealized appreciation (depreciation) during the period on: Investments	76,402
Interest rate swaps	(1,973,190)
(1,896,788)
Net gain (loss) on investment transactions	(144,143)
Net increase (decrease) in net assets resulting from operations	$ 8,928,680

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 9,072,823	$ 18,157,573
Net realized gain (loss) on investment transactions	1,752,645	(705,478)
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,896,788)	(3,275,214)
Net increase (decrease) in net assets resulting from operations	8,928,680	14,176,881
Distributions to shareholders from: Net investment income: Class A	(1,648,287)	(3,371,555)
Class B	(52,371)	(103,661)
Class C	(492,727)	(1,005,696)
Investment Class	(4,397,875)	(7,142,454)
Class S	(22,731)	(15,666)
Institutional Class	(2,422,601)	(6,572,686)
Fund share transactions: Proceeds from shares sold	133,124,167	239,375,436
Reinvestment of distributions	5,147,013	9,625,417
Cost of shares redeemed	(244,746,760)	(405,196,775)
Redemption fees	5,562	9,953
Net increase (decrease) in net assets from Fund share transactions	(106,470,018)	(156,185,969)
Increase (decrease) in net assets	(106,577,930)	(160,220,806)
Net assets at beginning of period	680,048,480	840,269,286
Net assets at end of period (including accumulated distributions in excess of net investment income of $255,151 and $291,382, respectively)	$ 573,470,550	$ 680,048,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.15[c]	.25[c]	.25[c]	.18
Net realized and unrealized gain (loss) on investment transactions	.00***	(.05)	(.03)	(.04)
Total from investment operations	.15	.20	.22	.14
Less distributions from: Net investment income	(.15)	(.25)	(.25)	(.18)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[d]	1.45e**	1.97[e]	2.20[e]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	131	159	126
Ratio of expenses before expense reductions (%)	.86*	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.81*	.80	.80	.80*
Ratio of net investment income (%)	2.91*	2.42	2.43	2.34*
Portfolio turnover rate (%)	44*	35	38	34*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.11[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss) on investment transactions	.00***	(.04)	(.01)	(.05)
Total from investment operations	.11	.13	.16	.07
Less distributions from: Net investment income	(.11)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[d]	1.04e**	1.23[e]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	7	6
Ratio of expenses before expense reductions (%)	1.60*	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.56*	1.55	1.55	1.54*
Ratio of net investment income (loss) (%)	2.16*	1.67	1.68	1.61*
Portfolio turnover rate (%)	44*	35	38	34*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.11[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss) on investment transactions	.00***	(.05)	(.01)	(.05)
Total from investment operations	.11	.12	.16	.07
Less distributions from: Net investment income	(.11)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.27	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[d]	1.04e**	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	51	71	66
Ratio of expenses before expense reductions (%)	1.61*	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.56*	1.55	1.55	1.54*
Ratio of net investment income (%)	2.16*	1.67	1.68	1.61*
Portfolio turnover rate (%)	44*	35	38	34*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.34	$ 10.33	$ 10.32	$ 10.16
Income from investment operations: Net investment income	.16[b]	.27[b]	.28[b]	.29	.39	.44
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.05)	(.02)	.01	.01	.16
Total from investment operations	.15	.22	.26	.30	.40	.60
Less distributions from: Net investment income	(.16)	(.27)	(.27)	(.29)	(.39)	(.44)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.27	$ 10.28	$ 10.33	$ 10.34	$ 10.33	$ 10.32
Total Return (%)	1.43**	2.25	2.38	3.06[c]	3.93[c]	6.03[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	297	287	268	177	50	6
Ratio of expenses before expense reductions (%)	.68*	.62	.56[d]	.75	.85	.87
Ratio of expenses after expense reductions (%)	.68*	.62	.56[d]	.71	.80	.80
Ratio of net investment income (%)	3.04*	2.60	2.67	2.76	3.59	3.95
Portfolio turnover rate (%)	44*	35	38	34	34	63

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

[d] The expense ratio includes a one-time adjustment. Without the effect of this adjustment the expense ratio would have been 0.64%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 10.30
Income from investment operations: Net investment income[c]	.15	.19
Net realized and unrealized gain (loss) on investment transactions	.00***	(.04)
Total from investment operations	.15	.15
Less distributions from: Net investment income	(.15)	(.18)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.27	$ 10.27
Total Return (%)[d]	1.50**	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2
Ratio of expenses before expense reductions (%)	.86*	.84*
Ratio of expenses after expense reductions (%)	.72*	.71*
Ratio of net investment income (%)	3.00*	2.72*
Portfolio turnover rate (%)	44*	35

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.35	$ 10.34	$ 10.33	$ 10.16
Income from investment operations: Net investment income	.16[b]	.27[b]	.28[b]	.31	.41	.47
Net realized and unrealized gain (loss) on investment transactions	.00***	(.04)	(.01)	.01	.01	.17
Total from investment operations	.16	.23	.27	.32	.42	.64
Less distributions from: Net investment income	(.16)	(.28)	(.29)	(.31)	(.41)	(.47)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.28	$ 10.28	$ 10.33	$ 10.35	$ 10.34	$ 10.33
Total Return (%)[c]	1.57**	2.22	2.52	3.14	4.29	6.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	204	336	542	317	155
Ratio of expenses before expense reductions (%)	.61*	.58	.56	.56	.60	.62
Ratio of expenses after expense reductions (%)	.56*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.16*	2.67	2.68	2.92	3.88	4.60
Portfolio turnover rate (%)	44*	35	38	34	34	63

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (formerly Scudder Short-Term Municipal Bond Fund) (the "Fund") is a diversified series of DWS Investments Trust (formerly Scudder MG Investments Trust ) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $6,628,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,488,000), October 31, 2010 ($506,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,897,000) and October 31, 2013 ($711,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $132,996,453 and $231,677,818, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administration Fee") of 0.12% of the average daily net assets for Class A, B, C, Investment Class and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Administration Fee was as follows:

Administration Fee	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 68,380	$ 28,666	$ —
Class B	3,009	1,094	262
Class C	28,474	11,116	1,689
Investment Class	172,882	—	27,300
Class S	2,811	1,062	257
Institutional Class	93,162	37,433	4,506
	$ 368,718	$ 79,371	$ 34,014

For the six months ended April 30, 2006, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of the Fund as follows:

Contractual Expense Limits
Class A	.80%
Class B	1.55%
Class C	1.55%
Investment Class	.80%
Class S	.71%
Institutional Class	.55%

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class A	$ 142,459	$ 25,204
Class B	18,809	2,960
Class C	177,966	28,488
	$ 339,234	$ 56,652

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class B	$ 6,092	$ 756.24%
Class C	58,392	10,238.25%
Investment Class	100,847	38,389.07%
	$ 165,331	$ 49,383

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $1,836.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares was $14,440 and $6,825, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $417.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $27,240, of which $9,000 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $3,330, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2006, the Fund's custodian fees were reduced by $1,058 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	848,817	$ 8,728,774	4,260,543	$ 43,856,081
Class B	16,217	166,709	39,340	404,681
Class C	243,133	2,497,910	754,362	7,759,225
Investment Class	9,720,240	99,869,172	12,144,047	124,951,532
Class S	9,108	93,558	234,097*	2,407,778*
Institutional Class	2,116,880	21,768,044	5,824,856	59,996,139
		$ 133,124,167		$ 239,375,436
Shares issued to shareholders in reinvestment of distributions
Class A	96,431	$ 991,960	185,414	$ 1,908,620
Class B	3,405	35,005	6,992	71,952
Class C	29,357	301,745	61,699	634,799
Investment Class	202,314	2,079,545	226,555	2,330,562
Class S	2,108	21,668	1,436*	14,771*
Institutional Class	166,981	1,717,090	453,171	4,664,713
		$ 5,147,013		$ 9,625,417
Shares redeemed
Class A	(3,500,625)	$ (35,981,588)	(6,997,733)	$ (72,079,546)
Class B	(77,217)	(793,958)	(218,772)	(2,252,275)
Class C	(894,780)	(9,196,164)	(2,714,116)	(27,931,096)
Investment Class	(8,946,479)	(91,965,744)	(10,378,120)	(106,783,418)
Class S	(52,731)	(542,370)	(64,873)*	(667,788)*
Institutional Class	(10,337,278)	(106,266,936)	(18,980,598)	(195,482,652)
		$ (244,746,760)		$ (405,196,775)
Redemption fees		$ 5,562		$ 9,953
Net increase (decrease)
Class A	(2,555,377)	$ (26,259,667)	(2,551,776)	$ (26,314,688)
Class B	(57,595)	(592,244)	(172,440)	(1,775,642)
Class C	(622,290)	(6,396,509)	(1,898,055)	(19,535,049)
Investment Class	976,075	9,987,118	1,992,482	20,504,883
Class S	(41,515)	(427,144)	170,660*	1,755,021*
Institutional Class	(8,053,417)	(82,781,572)	(12,702,571)	(130,820,494)
		$ (106,470,018)		$ (156,185,969)

* For the period from February 28, 2005, (commencement of operations for Class S shares) to October 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Short-Term Municipal Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,368,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632.712	2,646,252.765

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,795,981.742	348,831.177	593,668.204	9,986,754.000

II-B. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,801,002.742	347,237.177	590,241.204	9,986,754.000

II-C. Approval of a Subadvisor Approval Policy.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,732,258.880	19,372,080.401	634,141.842	9,986,754.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,095,955.860	460,300.354	182,224.909	9,986,754.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,104,663.451	451,591.763	182,225.909	9,986,754.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,111,376.451	444,878.763	182,225.909	9,986,754.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,167,029.451	389,225.763	182,225.909	9,986,754.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,143,192.451	413,062.763	182,225.909	9,986,754.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,168,384.451	387,870.763	182,225.909	9,986,754.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,126,254.860	430,000.354	182,225.909	9,986,754.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,166,948.451	389,307.763	182,224.909	9,986,754.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,144,350.451	411,904.763	182,225.909	9,986,754.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,164,434.451	391,820.763	182,225.909	9,986,754.000

VIII. Approval of Reorganization into a Massachusetts Business Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,718,017.187	482,164.423	538,299.513	9,986,754.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

VII. Adoption of a Rule 12b-1 Plan (Class B and Class C only).

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C and Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	MSMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 715	23339E 723
Fund Number	436	636	736	819	536
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SRMSX
Fund Number	2336

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006